Consolidated Financial Statements
Financial Guaranty Insurance Company and Subsidiaries
December 31, 2005
with Report of Independent Auditors

                               Financial Guaranty Insurance Company and Subsidiaries

                                         Consolidated Financial Statements

                                                 December 31, 2005

                                                                                                                  1

                              Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder
Financial Guaranty Insurance Company

We have  audited  the  accompanying  consolidated  balance  sheets of  Financial  Guaranty  Insurance  Company  and
Subsidiaries (the "Company") as of December 31, 2005 and 2004, and the related  consolidated  statements of income, stockholder's  equity and cash flows for the years ended  December 31, 2005 and 2004 and the periods from  December
18, 2003 through December 31, 2003 and from January 1, 2003 through  December 17, 2003. These financial  statements are the  responsibility  of the  Company's  management.  Our  responsibility  is to  express  an  opinion  on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company  Accounting  Oversight Board (United
States).  Those standards require that we plan and perform the audit to obtain  reasonable  assurance about whether the  financial  statements  are free of  material  misstatement.  We were not  engaged  to  perform an audit of the
Company's  internal control over financial  reporting.  Our audits included  consideration of internal control over financial  reporting as a basis for designing audit procedures that are appropriate in the  circumstances,  but not for the purpose of expressing an opinion on the  effectiveness  of the Company's  internal  control over  financial reporting.  Accordingly,  we express no such opinion. An audit also includes examining,  on a test basis,  evidence supporting the amounts and disclosures in the financial  statements,  assessing the accounting  principles used and significant estimates made by management,  and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our  opinion,  the  financial  statements  referred to above  present  fairly,  in all  material  respects,  the consolidated  financial  position of the Company as of December 31, 2005 and 2004, and the consolidated  results of their  operations  and their  cash  flows for the years  ended  December  31,  2005 and 2004 and the  periods  from
December 18, 2003 through  December 31, 2003 and from  January 1, 2003  through  December 17, 2003,  in  conformity with U.S. generally accepted accounting principles.

                                                                      /s/ Ernst & Young LLP

New York, New York
January 23, 2006

                                                                                                                  3

                               Financial Guaranty Insurance Company and Subsidiaries

                                            Consolidated Balance Sheets

                                 (Dollars in thousands, except per share amounts)

                                                                                   December 31
                                                                             2005               2004
                                                                      --------------------------------------
                                                                      --------------------------------------
Assets
Fixed maturity securities, at fair value (amortized cost of
   $3,277,291 in 2005 and $2,921,320 in 2004)                            $  3,258,738       $  2,938,856
Short-term investments                                                        159,334            140,473
                                                                      --------------------------------------
                                                                      --------------------------------------
Total investments                                                           3,418,072          3,079,329

Cash and cash equivalents                                                      45,077             69,292
Accrued investment income                                                      42,576             36,580
Reinsurance recoverable on losses                                               3,271              3,054
Prepaid reinsurance premiums                                                  110,636            109,292
Deferred policy acquisition costs                                              63,330             33,835
Receivable from related parties                                                 9,539                802
Property and equipment, net of accumulated depreciation
   of $885 in 2005 and $164 in 2004                                             3,092              2,408
Prepaid expenses and other assets                                              10,354              7,826
Federal income taxes receivable                                                 2,158                  -
                                                                      --------------------------------------
                                                                      --------------------------------------
Total assets                                                             $  3,708,105       $  3,342,418
                                                                      ======================================
                                                                      ======================================

Liabilities and stockholder's equity
Liabilities:
   Unearned premiums                                                     $  1,201,163       $  1,043,334
   Loss and loss adjustment expenses                                           54,812             39,181
   Ceded reinsurance balances payable                                           1,615              3,826
   Accounts payable, accrued expenses and other liabilities                    36,359             22,874
   Payable for securities purchased                                                 -              5,715
   Capital lease obligations                                                    4,262              6,446
   Federal income taxes payable                                                     -              4,401
   Deferred income taxes                                                       42,463             38,765
                                                                      --------------------------------------
                                                                      --------------------------------------
Total liabilities                                                           1,340,674          1,164,542
                                                                      --------------------------------------
                                                                      --------------------------------------

Stockholder's equity:
   Common stock, par value $1,500 per share; 10,000 shares
     authorized, issued and outstanding                                        15,000             15,000
   Additional paid-in capital                                               1,894,983          1,882,772
   Accumulated other comprehensive (loss) income, net of tax                  (13,597)            15,485
   Retained earnings                                                          471,045            264,619
                                                                      --------------------------------------
                                                                      --------------------------------------
Total stockholder's equity                                                  2,367,431          2,177,876
                                                                      --------------------------------------
                                                                      --------------------------------------
Total liabilities and stockholder's equity                               $  3,708,105       $  3,342,418
                                                                      ======================================

See accompanying notes to consolidated financial statements.

                               Financial Guaranty Insurance Company and Subsidiaries

                                         Consolidated Statements of Income

                                              (Dollars in thousands)

                                                              Successor                        Predecessor

                                        -----------------                     Period from      Period from
                                                                             December 18,      January 1,
                                                                                 2003             2003
                                           Year ended        Year ended    through December      through
                                          December 31,      December 31,          31,         December 17,
                                              2005              2004             2003             2003
                                        ---------------------------------------------------------------------
                                        ---------------------------------------------------------------------
Revenues:
   Gross premiums written                   $ 410,202         $  323,575       $ 12,213         $   248,112
   Reassumed ceded premiums                         -              4,959          6,300              14,300
   Ceded premiums written                     (29,148)           (14,656)           (39)            (14,852)
                                        ---------------------------------------------------------------------
                                        ---------------------------------------------------------------------
   Net premiums written                       381,054            313,878         18,474             247,560
   Increase in net unearned premiums         (156,485)          (138,929)        (9,892)           (105,811)
                                        ---------------------------------------------------------------------
                                        ---------------------------------------------------------------------
Net premiums earned                           224,569            174,949          8,582             141,749

Net investment income                         117,072             97,709          4,269             112,619
Net realized gains                                101                559              -              31,506
Net mark-to-market losses on credit
   derivative contracts                          (167)                 -              -                   -
Other income                                      762                736             44                 580
                                        ---------------------------------------------------------------------
                                        ---------------------------------------------------------------------
Total revenues                                342,337            273,953         12,895             286,454

Expenses:
   Loss and loss adjustment expenses           18,506              5,922            236              (6,757)
   Underwriting expenses                       82,064             73,426          7,622              54,481
   Policy acquisition costs deferred          (38,069)           (32,952)        (2,931)            (23,641)
   Amortization of deferred policy
     acquisition costs                          8,302              2,038             10              15,563
                                        ---------------------------------------------------------------------
                                        ---------------------------------------------------------------------
Total expenses                                 70,803             48,434          4,937              39,646
                                        ---------------------------------------------------------------------
                                        ---------------------------------------------------------------------

Income before income tax expense
   (benefit)                                  271,534            225,519          7,958             246,808

Income tax expense (benefit):
   Current                                     32,370             42,510          1,191              57,071
   Deferred                                    32,738             12,923            573              (1,612)
                                        ---------------------------------------------------------------------
                                        ---------------------------------------------------------------------
Total income tax expense                       65,108             55,433          1,764              55,459
                                        ---------------------------------------------------------------------
Income before extraordinary item              206,426            170,086          6,194             191,349
Extraordinary gain                                  -                  -         13,852                   -
                                        ---------------------------------------------------------------------
                                        ---------------------------------------------------------------------
Net income                                  $ 206,426         $  170,086       $ 20,046         $   191,349
                                        =====================================================================

See accompanying notes to consolidated financial statements.

4

                               Financial Guaranty Insurance Company and Subsidiaries

                                  Consolidated Statements of Stockholder's Equity

                                              (Dollars in thousands)

                                                                                                            Accumulated Other
                                                                                            Additional        Comprehensive
                                                                              Common         Paid-in         (Loss) Income,         Retained
                                                                              Stock          Capital           Net of Tax           Earnings          Total
                                                                          ----------------------------------------------------------------------------------------
                                                                          ----------------------------------------------------------------------------------------
Predecessor
Balance at January 1, 2003                                                     $ 15,000       $  383,511        $  49,499          $ 1,740,885      $  2,188,895
Net income                                                                            -                -                -              191,349           191,349
Other comprehensive income (loss):
   Change in fixed maturities available-for-sale                                      -                -             (424)                   -              (424)
   Change in foreign currency translation adjustment                                  -                -            4,267                    -             4,267
                                                                                                                                                 -----------------
                                                                                                                                                 -----------------
Total comprehensive income                                                                                                                               195,192
Dividends declared                                                                    -                -                -             (284,300)         (284,300)
                                                                          ----------------------------------------------------------------------------------------
                                                                          ----------------------------------------------------------------------------------------
Balance at December 17, 2003                                                     15,000          383,511           53,342            1,647,934         2,099,787
Successor
Purchase accounting adjustments                                                       -        1,474,261          (53,342)          (1,573,447)         (152,528)
Net income                                                                            -                -                -               20,046            20,046
Other comprehensive income:
   Change in fixed maturities available-for-sale                                      -                -            2,059                    -             2,059
                                                                                                                                                 -----------------
                                                                                                                                                 -----------------
Total comprehensive income                                                                                                                                22,105
                                                                          ----------------------------------------------------------------------------------------
                                                                          ----------------------------------------------------------------------------------------
Balance at December 31, 2003                                                     15,000        1,857,772            2,059               94,533         1,969,364
Net income                                                                            -              -                  -              170,086           170,086
Other comprehensive income:
   Change in fixed maturities available-for-sale                                      -              -              9,340                   -              9,340
   Change in foreign currency translation adjustment                                  -              -              4,086                   -              4,086
                                                                                                                                                 -----------------
                                                                                                                                                 -----------------
Total comprehensive income                                                                                                                               183,512
Capital contribution                                                                  -           25,000                -                   -             25,000
                                                                          ----------------------------------------------------------------------------------------
                                                                          ----------------------------------------------------------------------------------------
Balance at December 31, 2004                                                     15,000        1,882,772           15,485              264,619         2,177,876
Net income                                                                            -              -                  -              206,426           206,426
Other comprehensive loss:
   Change in fixed maturities available-for-sale                                      -              -            (23,550)                  -            (23,550)
   Change in foreign currency translation adjustment                                  -              -             (5,532)                  -             (5,532)
                                                                                                                                                 -----------------
                                                                                                                                                 -----------------
Total comprehensive income                                                                                                                               177,344
Capital contribution                                                                  -           12,211                -                   -             12,211
                                                                          ----------------------------------------------------------------------------------------
                                                                          ----------------------------------------------------------------------------------------
Balance at December 31, 2005                                                   $ 15,000       $1,894,983        $ (13,597)         $   471,045      $  2,367,431
                                                                          ========================================================================================

See accompanying notes to consolidated financial statements.

                                                                                                                 20

                               Financial Guaranty Insurance Company and Subsidiaries

                                       Consolidated Statements of Cash Flows

                                              (Dollars in thousands)

                                                                         Successor                      Predecessor
                                                       ----------------------------------------------- ---------------
                                                      ----------------------------------------------------------------

                                                                                        Period from     Period from
                                                                                       December 18,     January 1,
                                                                                           2003            2003
                                                        Year ended      Year ended        through         through
                                                       December 31,    December 31,    December 31,    December 17,
                                                           2005            2004            2003            2003
                                                      ----------------------------------------------------------------
                                                      ----------------------------------------------------------------
Operating activities
Net income                                              $  206,426      $  170,086       $  20,046      $  191,349
Adjustments to reconcile net income to net cash
  provided by operating activities:
     Extraordinary gain                                                          -         (13,852)              -
     Amortization of deferred policy acquisition
      costs                                                  8,574           2,038              10          15,563
     Policy acquisition costs deferred                     (38,069)        (32,952)         (2,931)        (23,641)
     Depreciation of property and equipment                    721             164               -              22
     Amortization of fixed maturity securities              31,504          37,013             693          21,129
     Amortization of short-term investments                    481              29
     Net realized gains on investments                        (101)           (559)              -         (31,506)
     Change in accrued investment income and
      prepaid expenses and other assets                     (8,504)         (5,545)         (5,065)          6,292
     Change in net mark-to-market losses on
      credit derivative contracts                              167               -               -               -
     Change in federal income taxes receivable                   -             126            (172)         (2,407)
     Change in reinsurance recoverable on losses              (217)          5,011            (104)            410
     Change in prepaid reinsurance premiums                 (1,344)         14,476           7,432          19,725
     Changes in other reinsurance receivables                    -           5,295          (5,295)              -
     Change in receivable from related parties              (8,737)          8,957             (76)         (9,811)
     Change in unearned premiums                           157,829         124,452           2,460          86,250
     Change in loss and loss adjustment expenses            15,631          (1,286)            236          (7,644)
     Change in ceded reinsurance balances payable
      and accounts payable and accrued expenses              8,923           7,348           6,485           1,804
     Change in current federal income taxes
      payable                                               (6,559)          4,401               -         (97,477)
     Change in deferred federal income taxes                19,252          12,923             573          (1,612)
                                                      ----------------------------------------------------------------
                                                      ----------------------------------------------------------------
Net cash provided by operating activities                  385,977         351,977          10,440         168,446
                                                      ----------------------------------------------------------------
                                                      ----------------------------------------------------------------

Investing activities
Sales and maturities of fixed maturity securities          122,638         284,227           1,780       1,028,103
Purchases of fixed maturity securities                    (520,089)       (546,028)              -        (877,340)
Purchases, sales and maturities of short-term
  investments, net                                         (19,342)       (126,125)        (12,736)         41,504
Receivable for securities sold                                 (20)            170             538             283
Payable for securities purchased                            (5,715)          5,715               -          (5,333)
Purchase of fixed assets                                    (1,405)         (2,572)              -               -
                                                      ----------------------------------------------------------------
                                                      ----------------------------------------------------------------
Net cash (used in) provided by investing                  (423,933)       (384,613)        (10,418)        187,217
  activities
                                                      ----------------------------------------------------------------
                                                      ----------------------------------------------------------------

Financing activities
Capital contribution                                        12,211          25,000               -               -
Dividends paid to common stockholders                            -               -               -        (284,300)
                                                      ----------------------------------------------------------------
                                                      ----------------------------------------------------------------
Net cash provided by (used in) financing                    12,211          25,000               -        (284,300)
activities
                                                      ----------------------------------------------------------------
                                                      ----------------------------------------------------------------
Effect of exchange rate changes on cash                      1,530          (1,717)              -               -
                                                      ----------------------------------------------------------------
                                                      ----------------------------------------------------------------
Net (decrease) increase in cash and cash                   (24,215)         (9,353)             22          71,363
equivalents
Cash and cash equivalents at beginning of period            69,292          78,645          78,623           7,260
                                                      ----------------------------------------------------------------
                                                      ----------------------------------------------------------------
Cash and cash equivalents at end of period              $   45,077      $   69,292       $  78,645      $   78,623
                                                      ================================================================
                                                      ================================================================

Supplemental disclosure of cash flow information
Income taxes paid                                       $   49,613      $   40,890       $       -      $  156,800
                                                      ================================================================

See accompanying notes to consolidated financial statements.

                               Financial Guaranty Insurance Company and Subsidiaries

                                    Notes to Consolidated Financial Statements

                                                 December 31, 2005
                                 (Dollars in thousands, except per share amounts)

1. Business and Organization

Financial  Guaranty  Insurance  Company (the  "Company") is a wholly owned  subsidiary of FGIC  Corporation  ("FGIC
Corp.").  The Company  provides  financial  guaranty  insurance  and other forms of credit  enhancement  for public finance and  structured  finance  obligations.  The Company began insuring  public finance  obligations in 1984 and structured  finance  obligations  in 1988.  The Company's  financial  strength is rated "Aaa" by Moody's  Investors
Service,  Inc.,  "AAA" by Standard & Poor's Rating  Services,  a division of The McGraw-Hill  Companies,  Inc., and
"AAA" by Fitch Ratings,  Inc. The Company is licensed to engage in writing financial  guaranty  insurance in all 50 states,  the District of Columbia,  the  Commonwealth  of Puerto Rico,  the U.S.  Virgin  Islands,  and,  through a branch,  in the United  Kingdom.  In addition,  a United  Kingdom  subsidiary of the Company is authorized to write financial  guaranty  business in the United  Kingdom and has passport  rights to write  business in other  European
Union member countries.  FGIC Corp. and the Company have formed subsidiaries to facilitate  geographic and business expansion.

On December 18, 2003, an investor group  consisting of The PMI Group,  Inc.  ("PMI"),  affiliates of the Blackstone
Group L.P.  ("Blackstone"),  affiliates of the Cypress  Group L.L.C.  ("Cypress")  and  affiliates of CIVC Partners
L.P.  ("CIVC"),  collectively,  the "Investor Group",  completed the acquisition of FGIC Corp. from a subsidiary of
General  Electric  Capital  Corporation  ("GE Capital") in a transaction  valued at  approximately  $2,200,000 (the
"Transaction").  GE Capital retained 2,346 shares of FGIC Corp. Senior Preferred  Mandatorily  Convertible Modified
Preferred  Stock  ("Senior  Preferred  Shares")  with  an  aggregate  liquidation   preference  of  $234,600,   and
approximately 5% of FGIC Corp.'s  outstanding  common stock. PMI is the largest  stockholder of FGIC Corp.,  owning approximately  42% of its  common  stock  at  December  31,  2005  and  2004.  Blackstone,  Cypress  and  CIVC  own
approximately 23%, 23% and 7% of FGIC Corp.'s common stock, respectively, at December 31, 2005 and 2004.

2. Basis of Presentation

The consolidated  financial  statements  include the accounts of the Company and its subsidiaries.  All significant intercompany balances have been eliminated in consolidation.

                               Financial Guaranty Insurance Company and Subsidiaries

                              Notes to Consolidated Financial Statements (continued)

                                 (Dollars in thousands, except per share amounts)

2. Basis of Presentation (continued)

The preparation of consolidated  financial  statements in conformity with accounting  principles generally accepted in the United States  ("GAAP")  requires  management  to make  estimates  and  assumptions  that affect the amounts reported in the  consolidated  financial  statements and the accompanying  notes.  Actual results could differ from those estimates.

The  accompanying  financial  statements have been prepared on the basis of GAAP, which differs in certain respects from the accounting  practices  prescribed or permitted by the New York State  Insurance  Department  (see Note 4).
Certain 2004 and 2003 information has been reclassified to conform to the 2005 presentation.

3. Summary of Significant Accounting Policies

The Company's significant accounting policies are as follows:

a. Investments

All the Company's  fixed maturity  securities are  classified as  available-for-sale  and are recorded on the trade date at fair  value.  Unrealized  gains and losses  are  recorded  as a separate  component  of  accumulated  other comprehensive  (loss) income,  net of applicable  income taxes,  in the  consolidated  statements of  stockholders'
equity. Short-term investments are carried at cost, which approximates fair value.

Bond discounts and premiums are amortized over the remaining  term of the  securities.  Realized gains or losses on the sale of investments are determined based on the specific identification method.

Securities  that have been  determined  to be other than  temporarily  impaired  are reduced to  realizable  value, establishing a new cost basis, with a charge to realized loss at such date.

b. Cash and Cash Equivalents

The Company  considers all bank deposits,  highly liquid  securities and certificates of deposit with maturities of three months or less at the date of purchase to be cash  equivalents.  These cash  equivalents are carried at cost, which approximates fair value.

3. Summary of Significant Accounting Policies (continued)

c. Premium Revenue Recognition

Premiums are received  either  up-front or over time on an  installment  basis.  The premium  collection  method is determined  at the time the policy is issued.  Up-front  premiums  are paid in full at the  inception of the policy and are earned over the period of risk in  proportion  to the total amount of principal  and interest  amortized in the period as a proportion of the original principal and interest  outstanding.  Installment premiums are collected periodically  and are  reflected  in income  pro-rata  over the period  covered by the premium  payment,  including premiums  received  on credit  default  swaps (see Note 6).  Unearned  premiums  represent  the portion of premiums received  applicable to future periods on insurance  policies in force.  When an obligation  insured by the Company is refunded prior to the end of the expected policy coverage period,  any remaining  unearned premium is recognized at that  time.  A  refunding  occurs  when an insured  obligation  is called or  legally  defeased  prior to stated
maturity.  Premiums  earned on advanced  refundings were $54,795,  $42,695,  $5,013 and $39,858 for the years ended
December  31, 2005 and 2004 and the periods from  December  18, 2003 through  December 31, 2003 and January 1, 2003 through December 17, 2003, respectively.

Ceded premiums are recognized in a manner consistent with the premium earned on the underlying policies.

d. Policy Acquisition Costs

Policy  acquisition  costs include only those  expenses that relate  directly to and vary with premium  production.
Such costs include  compensation of employees  involved in marketing,  underwriting and policy issuance  functions, rating agency fees, state premium taxes and certain other expenses.  In determining  policy  acquisition costs, the
Company must  estimate  and allocate the  percentage  of its costs and expenses  that are  attributable  to premium production,  rather  than to other  activities.  Policy  acquisition  costs,  net of  ceding  commission  income on premiums  ceded to  reinsurers,  are  deferred  and  amortized  over the period in which the related  premiums  are earned.  Anticipated loss and loss adjustment  expenses,  future maintenance costs on the in-force business and net investment income are considered in determining the recoverability of acquisition costs.

3. Summary of Significant Accounting Policies (continued)

e. Loss and Loss Adjustment Expenses

Provision for loss and loss  adjustment  expenses fall into two categories:  case reserves and watchlist  reserves.
Case  reserves are  established  for the value of  estimated  losses on  particular  insured  obligations  that are presently  or likely  to be in  payment  default  and for  which  future  loss is  probable  and can be  reasonably estimated.  These  reserves  represent an estimate of the present value of the  anticipated  shortfall  between (1)
payments on insured  obligations plus anticipated loss adjustment  expenses and (2) anticipated cash flow from, and proceeds  to be  received  on,  sales  of  any  collateral  supporting  the  obligation  and/or  other  anticipated recoveries.  The discount  rate used in  calculating  the net present  value of estimated  losses is based upon the risk-free  rate for the time period of the  anticipated  shortfall.  As of December  31, 2005 and 2004,  discounted case-basis loss and loss adjustment  expense  reserves  totaled  $33,328 and $15,700,  respectively.  Loss and loss adjustment  expenses  included  amounts  discounted at an  approximate  interest rate of 4.5% in 2005 and 2004. The amount of the discount at December 31, 2005 and 2004 was $15,015 and $2,500, respectively.

The Company  establishes  watchlist  reserves to recognize the potential for claims  against the Company on insured obligations  that are not presently in payment default,  but which have migrated to an impaired level,  where there is a  substantially  increased  probability of default.  These reserves  reflect an estimate of probable loss given evidence  of  impairment,  and a  reasonable  estimate of the amount of loss given  default.  The  methodology  for establishing  and calculating the watchlist  reserve relies on a  categorization  and assessment of the probability of default,  and loss severity in the event of default, of the specifically  identified impaired obligations on the watchlist based on historical  trends and other factors.  The watchlist reserve is adjusted as necessary to reflect changes in the loss expectation  inherent in the group of impaired credits.  As of December 31, 2005 and 2004, such reserves were $21,484 and $23,500, respectively.

The reserve for loss and loss  adjustment  expenses is reviewed  regularly and updated based on claim  payments and the results of ongoing  surveillance.  The Company conducts ongoing insured portfolio  surveillance to identify all impaired  obligations and thereby provide a materially  complete  recognition of losses for each accounting period.
The reserves are  necessarily  based upon  estimates and subjective  judgments  about the outcome of future events, and actual results will likely differ from these estimates.

3. Summary of Significant Accounting Policies (continued)

Reinsurance  recoverable  on  losses  is  calculated  in a manner  consistent  with the  calculation  loss and loss adjustment expenses.

f. Income Taxes

Deferred tax assets and  liabilities  are recognized for the future tax  consequences  attributable  to differences between the financial  statement  carrying  amounts of existing  assets and  liabilities  and their  respective tax bases.

Deferred tax assets and  liabilities  are measured using statutory tax rates expected to apply to taxable income in the years in which  temporary  differences  are  expected to be  recovered  or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period in which a change occurs.

The  Company  is a  financial  guaranty  insurance  writer and is  permitted  a tax  deduction,  subject to certain limitations  under Section 832(e) of the Internal  Revenue Code, for amounts  required to be set aside in statutory contingency  reserves  by state law or  regulation.  The  deduction  is  allowed  only to the  extent  the  Company purchases  U.S.  Government  non-interest  bearing  tax and  loss  bonds  in an  amount  equal  to the tax  benefit attributable  to such  deductions.  Purchases  of tax and loss bonds are  recorded  as a  reduction  of current tax expense.  For the years ended December 31, 2005 and 2004, the Company purchased $13,565 and $10,810,  respectively, of tax and loss bonds.  For the period from January 1, 2003 through  December 17, 2003,  there were no tax and loss bonds purchased and $102,540 of tax and loss bonds were redeemed.

g. Property and Equipment

Property and  equipment  consists of office  furniture,  fixtures,  computer  equipment  and software and leasehold improvements  that  are  reported  at cost  less  accumulated  depreciation.  Office  furniture  and  fixtures  are depreciated  straight-line  over five years.  Leasehold  improvements  are amortized over their  estimated  service lives or over the life of the lease,  whichever is shorter.  Computer  equipment and software are depreciated  over three years. Maintenance and repairs are charged to expense as incurred.

3. Summary of Significant Accounting Policies (continued)

h. Goodwill

In accounting for the Transaction in 2003, the Company applied purchase  accounting,  as prescribed by Statement of
Financial  Accounting  Standards ("SFAS") No. 141,  Business  Combinations ("SFAS 141") and Securities and Exchange
Commission Staff Accounting  Bulletin 54.  Under these accounting methods,  the purchase price was pushed down into the accompanying  consolidated financial statements,  with the difference between the purchase price and the sum of the fair value of tangible and  identifiable  intangible  assets  acquired less  liabilities  assumed  resulting in negative  goodwill of $27,300 at December 18, 2003.  In accordance  with  SFAS 141,  the Company  reduced the value assigned to non-financial  assets,  and the remaining negative goodwill of $13,852 was recorded as an extraordinary gain in the consolidated statement of income.

As a result of the  purchase  accounting,  effective  December  18,  2003,  the basis of the  Company's  assets and liabilities  changed,  necessitating  the presentation of Predecessor  Company and Successor Company columns in the consolidated statements of income, stockholder's equity and cash flows.

i. Foreign Currency Translation

The Company has an established  foreign branch and three  subsidiaries  in the United Kingdom and insured  exposure from a former branch in France.  The Company has determined that the functional  currencies of these operations are their local  currencies.  Accordingly,  the assets and  liabilities of these  operations  are translated  into U.S.
dollars at the rates of exchange at December  31, 2005 and 2004,  and  revenues  and  expenses  are  translated  at average monthly exchange rates. The cumulative  translation  (loss) gain at December 31, 2005 and 2004 was $(1,446)
and $4,086,  respectively,  net of tax benefit (expense) of $723 and $(2,200),  respectively,  and is reported as a separate  component of accumulated  other  comprehensive  income in the  consolidated  statements of  stockholder's equity.

3. Summary of Significant Accounting Policies (continued)

j. Stock Compensation Plan

The Company has an incentive  stock plan that  provides for  stock-based  compensation,  including  stock  options, restricted  stock awards and restricted  stock units of FGIC Corp.  Stock options are granted for a fixed number of shares  with an  exercise  price  equal to or  greater  than the fair value of the shares at the date of the grant.
Restricted  stock  awards and  restricted  stock units are valued at the fair value of the stock on the grant date, with no cost to the grantee.  FGIC Corp.  accounts for  stock-based  compensation  using the intrinsic value method under Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees,  and,  accordingly,  if the  exercise  price is equal to the fair  value of the shares at the date of the grant,  no  compensation  expense related to stock  options is  allocated  to the  Company by FGIC Corp.  For grants to  employees  of the Company of restricted stock and restricted stock units, unearned  compensation,  equivalent to the fair value of the shares at the date of grant,  is allocated to the Company.  The Company has adopted the  disclosure-only  provisions  of SFAS
No. 123, Accounting for Stock-Based Compensation ("SFAS 123"), as amended.

Had FGIC Corp.  determined  compensation expense for stock options granted to employees and management based on the fair  value of the  options  at the grant  dates  consistent  with the method of  accounting  under  SFAS 123,  the
Company's estimated pro forma net income would have been as follows:
                                                     Year ended        Year ended       Period from
                                                                                        December 18,
                                                                                            2003
                                                                                          through
                                                                                        December 31,
                                                  December 31, 2005 December 31, 2004       2003
                                                  -----------------------------------------------------
                                                  -----------------------------------------------------

Reported net income                                    $    206,426      $    170,086      $20,046
Add: Allocated stock-based compensation
   related to restricted stock units, net of
   tax included in reported net income                           29                49              -
Less: Allocated total stock-based compensation
   determined under the fair value method for
   all awards, net of tax                                    (2,138)           (1,249)           (40)
                                                  -----------------------------------------------------
Pro forma net income                                   $    204,317      $    168,886      $  20,006
                                                  =====================================================

There were no stock options prior to December 18, 2003.

3. Summary of Significant Accounting Policies (continued)

k. Variable Interest Entities

Financial  Interpretation No. 46,  Consolidation of Variable Interest Entities ("FIN 46-R") provides accounting and disclosure  rules for  determining  whether certain  entities should be consolidated in the Company's  consolidated financial  statements.  An entity is subject to FIN 46-R, and is called a Variable  Interest Entity ("VIE"),  if it has (i)  equity  that  is  insufficient  to  permit  the  entity  to  finance  its  activities  without  additional subordinated  financial support or (ii) equity investors that cannot make significant  decisions about the entity's operations  or that do not absorb the  majority of expected  losses or receive  the  majority of expected  residual returns of the entity.  A VIE is  consolidated by its primary  beneficiary,  which is the party that has a majority of the  expected  losses or a majority of the  expected  residual  returns of the VIE, or both.  FIN 46-R  requires disclosures  for  companies  that have  either a primary  or  significant  variable  interest  in a VIE.  All other
entities  not  considered  VIEs  are  evaluated  for  consolidation  under  SFAS  No.  94,   Consolidation  of  all
Majority-Owned Subsidiaries.

As part of its  structured  finance  business,  the Company  insures debt  obligations  or  certificates  issued by special purpose entities.  The Company has evaluated the  transactions,  and does not believe any such transactions require consolidation or disclosure under
FIN 46-R.

During 2004,  FGIC arranged the issuance of contingent  preferred  trust  securities by a group of special  purpose trusts.  These  trusts are  considered  VIEs under FIN 46-R.  However,  the  Company  is not  considered  a primary beneficiary and therefore is not required to consolidate the trusts (see Note 16).

l. Derivatives

The Financial  Accounting  Standards Board ("FASB") issued and  subsequently  amended SFAS No. 133,  Accounting for
Derivative  Instruments  and  Hedging  Activities  ("SFAS  133").  Under  SFAS  133,  as  amended,  all  derivative instruments  are recognized on the  consolidated  balance sheet at their fair value,  and changes in fair value are recognized immediately in earnings unless the derivatives qualify as hedges.

3. Summary of Significant Accounting Policies (continued)

In 2005, the Company sold credit default swaps ("CDS") to certain buyers of credit  protection.  It considers these agreements to be a normal  extension of its financial  guaranty  insurance  business,  although they are considered derivatives for accounting purposes.
These  agreements  are  recorded at fair value.  Changes in fair value are  recorded  in net  mark-to-market  gains
(losses) on credit  derivative  instruments in the  consolidated  statements of income and in other assets or other liabilities in the consolidated  balance sheets. The Company uses dealer-quoted  market values, when available,  to determine fair value. If market prices are not available,  management uses internally  developed  estimates of fair value.

m. New Accounting Pronouncements

On December 16, 2004,  FASB issued SFAS 123(R) which  requires all  share-based  payments to  employees,  including grants of employee  stock  options,  to be  recognized  in the  financial  statements  based on their fair  values.
Following the effective date, pro forma  disclosure is no longer an  alternative.  In April 2005, the SEC announced the adoption of a rule  allowing  public  companies  to defer the  adoption of SFAS 123(R)  until the  beginning of their fiscal years beginning after June 15, 2005.  Non-public  entities will be required to adopt the provisions of the new standard in fiscal years beginning after December 15, 2005.

Under SFAS 123(R),  the Company  must  determine  the  transition  method to be used at the date of  adoption,  the appropriate  fair  value  model to be used  for  valuing  share-based  payments  and the  amortization  method  for compensation  cost.  The transition  methods  include  retroactive  and  prospective  adoption  options.  Under the retroactive  option,  prior  periods may be restated  either as of the beginning of the year of adoption or for all periods  presented.  The  prospective  method  requires that  compensation  expense be recorded for all outstanding share-based  awards for which the requisite service has not yet been rendered.  The retroactive method would record compensation  for all unvested stock options and restricted  stock  beginning with the first period  restated.  The
Company  anticipates  adopting  the  prospective  method and expects  that the adoption of SFAS 123(R) will have an impact  similar to the current pro forma  disclosure  for  existing  options  under SFAS 123(R).  In addition,  the
Company does not expect that the expense  associated  with future grants  (assuming  grant levels  consistent  with
2005)  derived  from  the  fair  value  model  selected  will  have a  material  adverse  effect  on the  Company's consolidated financial position, results of operations or cash flows.

3. Summary of Significant Accounting Policies (continued)

n. Review of Financial Guaranty Industry Accounting Practices

The FASB staff is considering  whether  additional  accounting  guidance is necessary to address loss reserving and certain other  practices in the financial  guaranty  industry.  SFAS No. 60,  Accounting and Reporting by Insurance
Enterprises,  was developed prior to the emergence of the financial guaranty industry.  As it does not specifically address  financial  guaranty  contracts,  there has been diversity in the accounting for these contracts.  In 2005, the FASB added a project to consider  accounting by insurers for  financial  guaranty  insurance.  The objective of the project is to develop an accounting model for financial guaranty  contracts issued by insurance  companies that are not accounted for as derivative  contracts under SFAS 133. A financial guaranty contract  guarantees the holder of a financial  obligation the full and timely  payment of principal and interest when due and is typically  issued in  conjunction  with  municipal  bond  offerings and certain  structured  finance  transactions.  The goal of this project is to develop a single model for all industry participants to apply.

The  FASB is  expected  to meet in 2006 to  consider  the  accounting  model  for  issuers  of  financial  guaranty insurance.  Proposed  and  final  pronouncements  are  expected  to be  issued  in 2006.  When the FASB  reaches  a conclusion on this issue,  the Company,  along with other  companies in the  financial  guaranty  industry,  may be required to change  certain  aspects of  accounting  for loss  reserves,  premium  income and deferred  acquisition costs. It is not possible to predict the impact the FASB's review may have on the Company's accounting practices.

4. Statutory Accounting Practices

Statutory-basis  surplus of the Company at December 31, 2005 and 2004 was $1,162,904 and $1,172,600,  respectively.
Statutory-basis  net  income  (loss)  for the years  ended  December  31,  2005 and 2004 and for the  periods  from
December  18,  2003  through  December  31,  2003,  and January 1, 2003  through  December  17, 2003 was  $192,009,
$144,100, $(1,669), and $180,091, respectively.

5. Investments

The  amortized  cost and fair  values of  investments  in fixed  maturity  securities  and  short-term  investments classified as available-for-sale are as follows:

                                                            Gross           Gross
                                          Amortized      Unrealized      Unrealized
                                            Cost            Gains          Losses        Fair Value
                                       ---------------------------------------------------------------
                                       ---------------------------------------------------------------
At December 31, 2005
 Obligations of states and political
   subdivisions                          $ 2,777,807      $  12,718       $  26,410      $ 2,764,115
 Asset- and mortgage-backed securities       209,148            135           3,490          205,793
 U.S. Treasury securities and
   obligations of U.S. government
   corporations and agencies                 148,785          1,387           2,036          148,136
 Corporate bonds                              91,422            501           1,486           90,437
 Debt securities issued by foreign
   governments                                30,930            345               5           31,270
 Preferred stock                              19,199            427             639           18,987
                                       ---------------------------------------------------------------
                                       ---------------------------------------------------------------
 Total fixed maturity securities           3,277,291         15,513          34,066        3,258,738
 Short-term investments                      159,334              -               -          159,334
                                       ---------------------------------------------------------------
                                       ---------------------------------------------------------------
 Total investments                       $ 3,436,625      $  15,513       $  34,066      $ 3,418,072
                                       ===============================================================

                                                            Gross           Gross
                                          Amortized      Unrealized      Unrealized
                                            Cost            Gains          Losses        Fair Value
                                       ---------------------------------------------------------------

At December 31, 2004
 Obligations of states and political
   subdivisions                          $ 2,461,087      $  19,569       $   3,090      $ 2,477,566
 Asset- and mortgage-backed securities       214,895          1,267             695          215,467
 U.S. Treasury securities and
   obligations of U.S. Government
   corporations and agencies                 131,771            559             943          131,387
 Corporate bonds                              54,655            663             236           55,082
 Debt securities issued by foreign
   governments                                39,713            176              21           39,868
 Preferred stock                              19,199            311              24           19,486
                                       ---------------------------------------------------------------
                                       ---------------------------------------------------------------
 Total fixed maturities                    2,921,320         22,545           5,009        2,938,856
 Short-term investments                      140,473              -               -          140,473
                                       ---------------------------------------------------------------
                                       ---------------------------------------------------------------
 Total investments                       $ 3,061,793      $  22,545       $   5,009      $ 3,079,329
                                       ===============================================================

5. Investments (continued)

The following table shows gross unrealized  losses and the fair value of fixed maturity  securities,  aggregated by investment  category  and length of time that  individual  securities  have been in a  continuous  unrealized  loss position, at December 31, 2005:

                                     Less Than 12 Months       12 Months or More             Total
                                   -------------------------------------------------------------------------
                                   -------------------------------------------------------------------------
                                       Fair     Unrealized     Fair     Unrealized      Fair     Unrealized
                                      Value       Losses      Value       Losses       Value       Losses
                                   -------------------------------------------------------------------------
Obligations of states and           $1,622,119     $16,646   $463,156    $ 9,764     $2,085,275    $26,410
   political subdivisions
Asset- and mortgage-backed
   securities                          133,196       1,839     56,824      1,651        190,020      3,490
U.S. Treasury securities and
   obligations of U.S. government
   corporations and agencies            47,872         520     76,380      1,516        124,252      2,036
Other                                   42,379         690     28,026        801         70,405      1,491
Preferred stock                         12,860         639          -          -         12,860        639
                                   -------------------------------------------------------------------------
                                   -------------------------------------------------------------------------
Total temporarily impaired          $1,858,426     $20,334   $624,386    $13,732     $2,482,812    $34,066
   securities
                                   =========================================================================

The unrealized  losses in the Company's  investments were caused by interest rate increases.  The Company evaluated the credit  ratings  of these  securities  and noted no  deterioration.  Because  the  decline  in market  value is attributable  to changes in  interest  rates and not credit  quality  and  because  the Company has the ability and intent to hold these  investments  until a recovery  of fair  value,  which may be  maturity,  the  Company did not consider these investments to be other than temporarily impaired at December 31, 2005.

Investments  in fixed  maturity  securities  carried at fair value of $4,625 and $4,049 as of December 31, 2005 and
2004, respectively, were on deposit with various regulatory authorities as required by law.

5. Investments (continued)

The amortized  cost and fair values of investments in fixed  maturity  securities,  available-for-sale  at December
31, 2005, are shown below by contractual  maturity date. Actual  maturities may differ from contractual  maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                Amortized             Fair
                                                                  Cost                Value
                                                           ----------------------------------------

Due one year later or less                                    $       77,668      $       77,071
Due after one year through five years                                472,292             463,162
Due after five years through ten years                             1,463,806           1,448,990
After ten years                                                    1,263,525           1,269,515
                                                           ----------------------------------------
Total                                                         $    3,277,291      $    3,258,738
                                                           ========================================

For the years ended December 31, 2005 and 2004 and for the periods from
December 18, 2003 through December 31, 2003 and January 1, 2003 through  December 17, 2003,  proceeds from sales of available-for-sale  securities were $31,380, $178,030, $0, and $855,761 respectively.  For the years ended December
31,  2005 and 2004 and for the  periods  from  December  18,  2003  through  December  31, 2003 and January 1, 2003 through December 17, 2003, gross gains of $185,  $1,900,  $0, and $31,700,  respectively,  and gross losses of $84,
$1,300, $0, and $200, respectively, were realized on such sales.

Net investment income of the Company was derived from the following sources:

                                                                    Successor                        Predecessor
                                               ---------------------------------------------------- ---------------
                                              ---------------------------------------------------------------------
                                                                                    Period from      Period from
                                                                                     December          January
                                                                                     18, 2003          1, 2003
                                                  Year ended       Year ended    through December      through
                                                 December 31,     December 31,          31,         December 17,
                                                     2005             2004             2003             2003
                                              ---------------------------------------------------------------------
                                              ---------------------------------------------------------------------

   Income from fixed maturity securities        $    112,616          $  97,720      $  4,294         $   111,075
   Income from short-term investments                  6,801              1,450            12               2,326
                                              ---------------------------------------------------------------------
                                              ---------------------------------------------------------------------
   Total investment income                           119,417             99,170         4,306             113,401
   Investment expenses                                (2,345)            (1,461)          (37)               (782)
                                              ---------------------------------------------------------------------
                                              ---------------------------------------------------------------------
   Net investment income                        $    117,072          $  97,709      $  4,269         $   112,619
                                              =====================================================================

5. Investments (continued)

As of December  31,  2005,  the Company did not have more than 3% of its  investment  portfolio  concentrated  in a single issuer or industry; however, the Company had the following investment concentrations by state:
                                               Fair Value
                                           -------------------
                                           -------------------

New York                                     $      302,290
Florida                                             220,150
Texas                                               217,145
New Jersey                                          193,315
Massachusetts                                       169,635
Illinois                                            155,922
California                                          139,742
Michigan                                            113,040
                                           -------------------
                                                  1,511,239

All other states                                  1,326,785
All other investments                               580,048
                                           -------------------
                                           -------------------
Total investments                            $    3,418,072
                                           ===================

6. Derivative Instruments

The Company  provides  CDSs to certain  buyers of credit  protection  by entering  into  contracts  that  reference collateralized  debt  obligations  from cash and synthetic  structures  backed by pools of  corporate,  consumer or structured  finance  debt.  It also  offers  credit  protection  on other  public  finance and  structured  finance obligations  in CDS form.  The  Company  considers  these  agreements  to be a normal  extension  of its  financial guaranty insurance business,  although they are considered  derivatives for accounting  purposes.  These agreements are recorded at fair value. The Company believes that the most meaningful  presentation of the financial  statement impact of these  derivatives is to reflect  premiums as  installments  are received,  and to record losses and loss adjustment  expenses and changes in fair value as incurred.  The Company recorded $3,036 of net earned premium,  $0 in losses and loss  adjustment  expenses,  and net  mark-to-market  losses of $167 in  changes in fair value  under these agreements for the year ended December 31, 2005.

6. Derivative Instruments (continued)

The gains or losses  recognized by recording  these  contracts at fair value are  determined  each quarter based on quoted market prices, if available.  If quoted market prices are not available,  the determination of fair value is based on internally  developed  estimates.  Management  applies judgments to estimate fair value which are based on changes  in  expected  loss of the  underlying  assets as well as  changes in  current  market  prices for  similar products.

Consideration  is given to current market spreads and on evaluation of the current  performance of the assets.  The
Company  does not  believe  that the fair  value  adjustments  are an  indication  of  potential  claims  under the
Company's  guarantees.  The inception-to-date net mark-to-market loss on the CDS portfolio was $167 at December 31,
2005 and was recorded in other liabilities.

7. Income Taxes

For periods  subsequent  to the closing date of the  Transaction,  the Company files its own  consolidated  federal income tax returns with FGIC Corp. The method of allocation  between FGIC Corp. and its  subsidiaries is determined under a tax  sharing  agreement  approved  by FGIC  Corp.'s  Board of  Directors  and the New York State  Insurance
Department,  and is based upon a separate return  calculation.  For periods ended on or prior to December 18, 2003, the  Company  filed its federal  income tax return as part of the  consolidated  return of GE Capital.  Under a tax sharing  agreement with GE Capital,  tax was allocated to the Company based upon its  contributions to GE Capital's consolidated net income.

7. Income Taxes (continued)

The  following is a  reconciliation  of federal  income  taxes  computed at the  statutory  income tax rate and the provision for federal income taxes:

                                                               Successor                              Predecessor
                                                                                 Period from         Period from
                                      -------------------                     December 18, 2003      January 1,
                                                                               through December         2003
                                                              Year ended             31,          through December
                                          Year ended         December 31,                                17,
                                         December 31,
                                             2005                2004                2003               2003
                                      -------------------------------------------------------------------------------
                                      -------------------------------------------------------------------------------
   Income taxes computed on income         $   95,037          $   78,932           $ 2,785           $  86,383
     before provision for Federal
     income taxes, at the statutory
     income tax rate
   State and local income taxes, net
     of Federal income taxes                      453                 479                 -                 844
   Tax effect of:
      Tax-exempt interest                     (31,072)            (28,015)             (979)            (26,112)
      Prior period adjustment                       -                   -                 -              (4,978)
      Other, net                                  690               4,037               (42)               (678)
                                      -------------------------------------------------------------------------------
   Provision for income taxes              $   65,108          $   55,433           $ 1,764           $  55,459
                                      ===============================================================================

7. Income Taxes (continued)

The tax effects of temporary  differences that give rise to significant  portions of the net deferred tax liability at December 31, 2005 and 2004 are presented below:

                                                                           2005           2004
                                                                      -------------------------------
  Deferred tax assets:
     Tax and loss bonds                                                     $24,375        $10,810
     Loss and loss adjustment expense reserves                                6,180          7,472
     AMT credit carryforward                                                  7,140          8,107
     Property and equipment                                                      83             55
     Deferred compensation                                                    1,483            623
     Capital lease                                                            2,483          2,539
     Net operating loss on foreign subsidiaries                               2,948              -
     Other                                                                      266            233
                                                                      -------------------------------
  Total gross deferred tax assets                                            44,958         29,839
                                                                      -------------------------------

  Deferred tax liabilities:
     Contingency reserves                                                    42,656         18,917
     Unrealized gains on fixed maturity securities,
       available-for-sale                                                    12,883         29,156
     Deferred acquisition costs                                              19,639         11,842
     Premium revenue recognition                                             10,359          3,076
     Profit commission                                                        1,435          2,343
     Foreign currency                                                           194          3,117
     Other                                                                      255            153
                                                                      -------------------------------
                                                                      -------------------------------
  Total gross deferred tax liabilities                                       87,421         68,604
                                                                      -------------------------------
                                                                      -------------------------------
  Net deferred tax liability                                                $42,463        $38,765
                                                                      ===============================

The net  operating  losses on foreign  subsidiaries  of $10,863 as of  December  31,  2005 were  generated  by FGIC
Corp.'s United  Kingdom  subsidiaries.  The United Kingdom does not allow net operating  losses to be carried back, but does  permit  them to be carried  forward  indefinitely.  Based upon the level of  historical  taxable  income, projections  of future  taxable  income over the periods in which the  deferred tax assets are  deductible  and the estimated  reversal of future taxable temporary  differences,  the Company believes it is more likely than not that it will realize the benefits of these  deductible  differences  and has not  established  a valuation  allowance at
December 31, 2005 and 2004.

In the opinion of  management,  an adequate  provision has been made for any  additional  taxes that may become due pending any future examinations by tax authorities.

8. Reinsurance

Reinsurance is the  commitment by one insurance  company (the  reinsurer) to reimburse  another  insurance  company
(the ceding  company) for a specified  portion of the insurance  risks under policies  issued by the ceding company in  consideration  for a portion of the related  premiums  received.  The ceding  company  typically will receive a ceding commission from the reinsurer.

The Company uses  reinsurance  to increase its  capacity to write  insurance  for  obligations  of large,  frequent issuers,  to meet  internal,  rating  agency or regulatory  single risk limits,  to diversify  risk,  and to manage rating agency and regulatory  capital  requirements.  The Company  currently  arranges  reinsurance  primarily on a
facultative   (transaction-by-transaction)   basis.  Prior  to  2003,  the  Company  also  had  treaty  reinsurance agreements,  primarily  for the public  finance  business,  that provided  coverage for a specified  portion of the insured risk under all qualifying policies issued during the term of the treaty.

The Company seeks to place reinsurance with financially strong  reinsurance  companies since, as a primary insurer, the Company is required to fulfill all its  obligations to  policyholders  even where a reinsurer  fails to perform its  obligations  under the  applicable  reinsurance  agreement.  The  Company  regularly  monitors  the  financial condition of its  reinsurers.  Under most of the  Company's  reinsurance  agreements,  the Company has the right to reassume all the exposure  ceded to a reinsurer  (and receive all the  remaining  unearned  premiums  ceded) in the event of a ratings  downgrade of the  reinsurer or the  occurrence  of certain  other  events.  In certain of these cases, the Company also has the right to impose additional ceding commissions.

In recent years,  some of the Company's  reinsurers were downgraded by the rating  agencies,  thereby  reducing the financial  benefits of using  reinsurance  under rating agency capital  adequacy  models,  because the Company must allocate  additional  capital to the related reinsured  exposure.  However,  the Company still receives  regulatory credit for this reinsurance.  In connection with such a downgrade,  the Company reassumed $0, $4,959,  $6,300,  and
$14,300 of ceded  premiums for the years ended  December 31, 2005 and 2004,  and the periods from December 18, 2003 through December 31, 2003, and January 1, 2003 through December 17, 2003, respectively, from the reinsurers.

Under  certain  reinsurance  agreements,  the Company  holds  collateral in the form of letters of credit and trust agreements.  Such  collateral  totaled $62,394 at December 31, 2005, and can be drawn on in the event of default by the reinsurer.

8. Reinsurance (continued)

The effect of reinsurance on the balances recorded in the consolidated statements of income is as follows:

                                                           Successor                         Predecessor
                                                                           Period from      Period from
                                     -----------------                    December 18,      January 1,
                                                                              2003             2003
                                                          Year ended    through December      through
                                        Year ended       December 31,          31,         December 17,
                                       December 31,
                                           2005              2004             2003             2003
                                     ---------------------------------------------------------------------

Net premiums earned                        $25,921          $24,173            $1,236          $20,300
Loss and loss adjustment expenses             (416)          (4,759)                -            1,700

9. Loss and Loss Adjustment Expenses

Activity in the reserve for loss and loss adjustment expenses is summarized as follows:

                                                           Successor                         Predecessor
                                                                           Period from      Period from
                                     -----------------                    December 18,      January 1,
                                                                              2003             2003
                                                          Year ended    through December      through
                                        Year ended       December 31,          31,         December 17,
                                       December 31,
                                           2005              2004             2003             2003
                                     ---------------------------------------------------------------------

Balance at beginning of period             $39,181          $40,467           $40,224          $47,868
Less reinsurance recoverable                (3,054)          (8,065)           (8,058)          (8,371)
                                     ---------------------------------------------------------------------
Net balance                                 36,127           32,402            32,166           39,497
                                     ---------------------------------------------------------------------
Incurred related to:
  Current period                            23,985           11,756                 -           20,843
  Prior periods                             (5,479)          (5,834)              236          (27,600)
                                     ---------------------------------------------------------------------
Total incurred                              18,506            5,922               236           (6,757)
                                     ---------------------------------------------------------------------

Paid related to:
  Current period                            (1,993)               -                 -                -
  Prior periods                             (1,099)          (2,197)                -             (574)
                                     ---------------------------------------------------------------------
Total paid                                  (3,092)          (2,197)                -             (574)
                                     ---------------------------------------------------------------------

Net balance                                 51,541           36,127            32,402           32,166
Plus reinsurance recoverable                 3,271            3,054             8,065            8,058
                                     ---------------------------------------------------------------------
Balance at end of period                   $54,812          $39,181           $40,467          $40,224
                                     =====================================================================

9. Loss and Loss Adjustment Expenses (continued)

During the year ended  December  31,  2005,  the  increase in incurred  expense  was  primarily  related to issuers impacted by Hurricane  Katrina.  Case reserves and credit  watchlist  reserves at December 31, 2005 include  $8,511 and $13,322, respectively, of estimated losses related to obligations impacted by Hurricane Katrina (see Note 10).

During the year ended December 31, 2004, the increase in incurred  expense  related to several  structured  finance transactions of one particular issuer.

During the period from January 1, 2003 through  December 17,  2003,  the overall  decrease in incurred  expense was driven by a reduction  in  reserves  previously  established  on several  structured  finance  transactions  of one particular  issuer.  In addition,  prior to the closing of the  Transaction,  rather than watchlist  reserves,  the
Company  established  portfolio  reserves  based upon the aggregate  average net par  outstanding  of the Company's insured mortgage-backed securities portfolio.

10. Hurricane Katrina

At  December  31,  2005,  the  Company  insured  public  finance  obligations  with a net par in force  ("NPIF") of
approximately   $4,011,871  in  locations  impacted  by  Hurricane  Katrina.   Approximately  $2,023,315  of  these
obligations  relate to locations  designated by the U.S. Federal Emergency  Management  Administration  ("FEMA") as
eligible  for both  public  and  individual  assistance  ("FEMA-dual  designated  locations");  the  remainder,  or
$1,988,556,  of these  obligations  relate to locations  designated by FEMA as eligible for  individual  assistance only.  The Company  believes  that insured  obligations  in FEMA-dual  designated  locations  are more likely to be impaired  than  obligations  eligible  for  individual  assistance  only.  Consequently,  since the  occurrence  of
Hurricane  Katrina,  the Company has focused its portfolio  surveillance  efforts  related to Hurricane  Katrina on evaluating  its  insured  public  finance  obligations  in the  FEMA-dual  designated  locations.  These  FEMA-dual designated locations consist primarily of counties and parishes in Alabama, Mississippi and Louisiana.

10. Hurricane Katrina (continued)

As a result of this  evaluation,  the Company  placed  insured  public  finance  obligations  with an NPIF totaling
$979,153 on its credit  watchlist of which  reserves were recorded on obligations  with an NPIF of $585,303.  These obligations relate to locations in the Parish of Orleans
(in which New Orleans is located) and the immediately surrounding parishes. At
December 31, 2005,  the Company  recorded  case  reserves of $8,511,  watchlist  reserves of $13,322 and  estimated reinsurance  recoverables of $1,740 related to insured public finance  obligations  placed on the credit watchlist.
The case reserves of $8,511 relate to an investor-owned  utility,  for which the Company has insured public finance obligations  with an NPIF of $75,000,  that has entered into  bankruptcy  proceedings.  The  watchlist  reserves of
$13,322  were based on  management's  assessment  that the  associated  insured  public  finance  obligations  have experienced  impairment due to diminished revenue sources.  The NPIF for the insured public finance obligations for which  watchlist  reserves  of  $13,322  have been  established  totals  $510,303.  The  $510,303  (a subset of the
$979,153) is supported by the revenue sources below:

                                             Net Par
       Revenue Source                       in Force
-------------------------------------- --------------------
-------------------------------------- --------------------

General obligation                          $  90,079
Hotel tax                                     165,000
Sales tax                                     117,141
Municipal utility                             119,657
Public higher education                        18,426
                                       --------------------
                                       --------------------
Total                                        $510,303
                                       ====================

Given the  unprecedented  nature of the events and  magnitude of damage in the affected  areas,  the loss  reserves were  necessarily  based upon estimates and  subjective  judgments  about the outcome of future  events,  including without  limitation  the amount and timing of any future  federal and state aid. The loss  reserves  will likely be adjusted as additional  information  becomes  available,  and such adjustments may have a material impact on future results of operations.  However,  the Company believes that the losses  ultimately  incurred as result of Hurricane
Katrina will not have a material impact on the Company's consolidated financial position.

10. Hurricane Katrina (continued)

For the year ended  December 31, 2005,  the Company paid claims  totaling  $5,910 related to insured public finance obligations  impacted by Hurricane  Katrina.  During 2005,  the Company  subsequently  received  reimbursements  of
$4,855 for these claims payments.

The  Company's  structured  finance  insured  portfolio  was  not  significantly  impacted  by  Hurricane  Katrina, reflecting the geographic diversification of the credits comprising the insured structured finance obligations.

11. Related Party Transactions

Prior to the  Transaction,  the  Company had various  service  agreements  with  subsidiaries  of General  Electric
Company and GE Capital.  These  agreements  provided  for the payment by the Company of certain  payroll and office
expenses,   investment   fees   pertaining  to  the   management  of  the   Company's   investment   portfolio  and
telecommunication  service  charges.  In  addition,  as  part  of  the  Transaction,  the  Company  entered  into a transitional  services  agreement under which GE Capital  continued to provide certain  administrative  and support services,  in  exchange  for  certain  scheduled  fees during the 12 months  following  the date of the  agreement.
Approximately  $0, $179, $0 and $1,600 in expenses were incurred  during the years ended December 31, 2005 and 2004 and for the periods  from  December 18, 2003  through  December  31, 2003 and January 1, 2003 through  December 17,
2003,  respectively,  related to such  agreements  and are  reflected in the  accompanying  consolidated  financial statements.

At the end of the first quarter of 2004, the Company  transferred  investment  management  services from GE Capital to Blackrock Financial Management, Inc. and Wellington Management Company, LLP.

In connection  with the  Transaction,  the Company  entered into a capital lease  agreement with a subsidiary of GE
Capital.  The  lease  agreement  covers  leasehold  improvements  made  to the  Company's  headquarters  as well as furniture and fixtures, computer hardware and software used by the Company (see Note 17).

11. Related Party Transactions (continued)

In connection with the Transaction,  FGIC entered into a $300,000 soft capital facility,  with GE Capital as lender and  administrative  agent.  The soft capital  facility,  which  replaced the capital  support  facility  that FGIC previously  had with GE Capital,  had an initial  term of eight  years.  FGIC paid GE Capital  $1,132 and $70 under this  agreement  for the year ended  December 31, 2004 and the period from  December 18, 2003 through  December 31,
2003,  respectively.  This  agreement  was  terminated  by FGIC in July 2004 and was replaced by a new soft capital facility (see Note 15).

The  Company  also  insures  certain  non-municipal  issues with GE Capital  involvement  as sponsor of the insured securitization  and/or servicer of the underlying  assets. For some of these issues, GE Capital also provides first loss  protection in the event of default.  Gross  premiums  written on these issues  amounted to $3, $6, $0 and $20 for the year ended  December  31, 2005 and 2004 and for the periods from  December  18, 2003  through  December 31,
2003 and January 1, 2003 through  December 17, 2003,  respectively.  As of December 31, 2005,  par  outstanding  on these deals before  reinsurance was $6,142.  Issues sponsored by affiliates of GE accounted for approximately 1% of gross premiums written in 2003.

During 2005 FGIC, in the normal course of operations,  entered into reinsurance  transactions  with  PMI-affiliated companies.  Ceded  premiums  were $582 for the year ended  December 31, 2005 and  accounts  payable due to PMI were
$102 at December 31, 2005.

As of December 31, 2005 and 2004, there were no receivables due from GE Capital.

During 2005 and 2004, the Company  allocated  certain overhead costs to FGIC Corp. which amounted to $540 and $317, respectively.

12. Compensation Plans

All employees of the Company  participate  in an incentive  compensation  plan. In addition,  the Company  offers a deferred  compensation  plan for eligible  employees.  Expenses  incurred by the Company under  compensation  plans amounted to $21,824,  $15,493,  $3,996,  and  $10,087  for the years ended  December  31, 2005 and 2004 and for the periods  from  December  18, 2003  through  December  31,  2003 and  January 1, 2003  through  December  17,  2003, respectively,  and are  reflected in the  accompanying  consolidated  financial  statements.  During 2005 and 2004, compensation  increased  primarily due to an increase in employee  headcount.  For 2003,  compensation  for certain employees was part of an allocation of expenses of affiliates  and was therefore  recorded as an allocated  expense rather than  compensation  expense.  In 2005 and 2004,  these  expenses were directly  recorded by the Company.  In
2003,  compensation  levels were  driven in part by  Transaction-related  costs,  including  retention  bonuses and sign-on bonuses to new hires post-acquisition.

Commencing  effective  January 1, 2004, the Company has offered a defined  contribution  savings plan under Section
401(k) of the  Internal  Revenue  Code.  This plan covers  substantially  all  employees  who meet  minimum age and service  requirements  and allows  participants to defer a portion of their annual  compensation on a pre-tax basis
(for 2005,  up to $14 for  employees  under age 50,  plus an  additional  "catch up"  contribution  of up to $4 for employees  50 and  older).  The  Company  may  also  make  discretionary  contributions  to the plan on  behalf  of employees.  The  Company  contributed  $3,429 and  $2,532 to the plan on behalf of  employees  for the years  ended
December 31, 2005 and 2004, respectively.

13. Dividends

Under New York  insurance  law, the Company may pay dividends to FGIC Corp.  only from earned  surplus,  subject to the  following  limitations:  (a) statutory  surplus  after any dividend may not be less than the minimum  required paid-in capital,  which was $72,500 in 2005, 2004 and 2003, and  (b) dividends  may not exceed the lesser of 10% of the Company's  surplus or 100% of adjusted net  investment  income,  as defined by New York  insurance law, for the twelve-month  period  ended on the  preceding  December 31,  without  the  prior  approval  of the New  York  State
Superintendent of Insurance.

13. Dividends (continued)

During the years ended  December 31, 2005 and 2004 and for the period from  December 18, 2003 through  December 31,
2003,  the Company did not declare and pay dividends.  During the period from January 1, 2003 through  December 17,
2003, the Company  declared and paid dividends to FGIC Corp. of $284,300.  These dividends were approved by the New
York State Superintendent of Insurance.

14. Revolving Credit Facility

During  December  2005,  FGIC Corp.  and the Company  entered into a $250,000  senior  unsecured  revolving  credit facility  that matures on December 11, 2010.  The facility is provided by a syndicate of banks and other  financial institutions  led by JPMorgan  Chase,  as  administrative  agent and sole lead  arranger.  In  connection  with the facility,  $150 in  syndication  costs was prepaid and will be amortized into income over the term of the facility.
The facility  replaced a similar  one-year  facility  that matured in December  2005. No draws have been made under either facility.

15. Preferred Trust Securities

On July 19,  2004,  the  Company  closed a  $300,000  facility,  consisting  of Money  Market  Committed  Preferred
Custodial  Trust  Securities  ("CPS  Securities").  This  facility  replaced a  $300,000  "Soft  Capital"  facility previously  provided by GE Capital.  Under the new facility,  each of six separate newly organized  Delaware trusts
(the  "Trusts"),  issues $50,000 in perpetual CPS Securities on a rolling 28-day auction rate basis.  Proceeds from these securities are invested in high quality,  short-term  securities and are held in the respective Trusts.  Each
Trust is solely  responsible for its  obligations  and has been  established for the purpose of entering into a put agreement  with the Company,  which  obligates  the Trusts,  at the  Company's  discretion,  to purchase  perpetual
Preferred  Stock of the Company.  In this way, the program  provides  capital support to the Company by allowing it to obtain  immediate  access to new capital at its sole  discretion  at any time  through  the  exercise of the put options.  In connection  with the  establishment  of the Trusts,  the Company  incurred $4,638 of expenses which is included in other operating  expenses for the year ended December 31, 2004. The Company  recorded  expenses for the right to put its  shares  to the  Trusts  of  $1,806  and $905 for the  years  ended  December  31,  2005 and 2004, respectively.

16. Financial Instruments

 (a)  Fair Value of Financial Instruments

      The following  methods and  assumptions  were used by the Company in estimating  the fair values of financial instruments:

      Fixed Maturity  Securities:  Fair values for fixed maturity  securities are based on quoted market prices, if available.  If a quoted market price is not available,  fair values are estimated  using quoted market prices for similar  securities.  Fair value disclosure for fixed maturity securities is included in the consolidated balance sheets and in Note 5.

      Short-Term Investments: Short-term investments are carried at cost, which approximates fair value.

      Cash and Cash Equivalents,  Accrued  Investment  Income,  Prepaid Expenses and Other Assets,  Receivable from
      Related Parties,  Ceded Reinsurance  Balances Payable,  Accounts Payable and Accrued Expenses and Payable for
      Securities Purchased: The carrying amounts of these items approximate their fair values.

      The  estimated  fair values of the  Company's  financial  instruments  at December  31, 2005 and 2004 were as follows:
                                                         2005                         2004
                                             ----------------------------------------------------------
                                             ----------------------------------------------------------
                                             Carrying Amount     Fair        Carrying        Fair
                                                                 Value        Amount         Value
                                             ----------------------------------------------------------
         Financial assets:
            Cash on hand and in-demand
              accounts                        $    45,077     $   45,077    $    69,292   $   69,292
            Short-term investments                159,334        159,334        140,473      140,473
            Fixed maturity securities           3,258,738      3,258,738      2,938,856    2,938,856

      Financial  Guaranties:  The carrying  value of the  Company's  financial  guaranties  is  represented  by the unearned premium reserve,  net of deferred  acquisition  costs, loss and loss adjustment expense reserves and prepaid  reinsurance  premiums.  Estimated  fair values of these  guaranties  are based on an estimate of the balance  that is  necessary  to bring the future  returns for the  Company's  embedded  book of business to a market return. The estimated fair values of such financial  guaranties was $1,098,165  compared to a carrying value of $1,099,045 as of December 31, 2005,  and is $965,992  compared to a carrying value of $936,334 as of
      December 31, 2004.

16. Financial Instruments (continued)

      As of December 31, 2005 and 2004,  the net present  value of future  installment  premiums was  approximately
      $393,000 and $192,000, respectively, both discounted at 5%.

      Derivatives:  For fair value  adjustments on  derivatives,  the carrying amount  represents  fair value.  The
      Company uses quoted market prices when available,  but if quoted market prices are not available,  management uses internally developed estimates.

(b)   Concentrations of Credit Risk

      The  Company  considers  its  role in  providing  insurance  to be  credit  enhancement  rather  than  credit substitution.  The Company  insures only those  securities  that,  in its judgment,  are of investment  grade quality.  The Company has  established and maintains its own  underwriting  standards that are based on those aspects of credit that the Company deems  important for the  particular  category of  obligations  considered for insurance.  Credit criteria include economic and social trends,  debt  management,  financial  management and legal and administrative  factors,  the adequacy of anticipated cash flows,  including the historical and expected  performance  of assets pledged to secure payment of securities  under varying  economic  scenarios, and underlying levels of protection such as insurance or over-collateralization.

      In connection with  underwriting new issues,  the Company sometimes  requires,  as a condition to insuring an issue, that collateral be pledged or, in some instances,  that a third-party  guaranty be provided for a term of the  obligation  issued by a party of  acceptable  credit  quality  obligated to make payment prior to any payment  by the  Company.  The types  and  extent of  collateral  varies,  but may  include  residential  and commercial mortgages, corporate debt, government debt and consumer receivables.

      As of December  31,  2005,  the  Company's  total  outstanding  principal  insured was  $275,327,000,  net of reinsurance of $22,711,000.  The Company's insured portfolio as of December 31, 2005 was broadly  diversified by geographic  and bond market  sector,  with no single  obligor  representing  more than 1% of the Company's insured  principal  outstanding,  net of reinsurance.  The insured  portfolio  includes exposure under credit derivatives. The par written for credit derivatives was $15,640,000 at December 31, 2005.

16. Financial Instruments (continued)

      As of December 31, 2005, the composition of principal  insured by type of issue,  net of reinsurance,  was as follows:

                                                                              Net Principal
                                                                               Outstanding
                                                                          ----------------------
            Municipal:
              Tax supported                                                  $    134,762,000
              Water and sewer                                                      34,859,000
              Healthcare                                                            4,216,000
              Transportation                                                       24,956,000
              Education                                                             9,939,000
              Housing                                                               1,234,000
              Other                                                                 5,153,000
            Non-municipal and international                                        60,208,000
                                                                          ----------------------
            Total                                                            $    275,327,000
                                                                          ======================

      As of December 31, 2005, the composition of principal insured ceded to reinsurers was as follows:

                                                                            Ceded Principal
                                                                              Outstanding
                                                                         -----------------------
          Reinsurer:
            Radian Reinsurance Company                                      $      7,808,000
            Ace Guaranty Inc.                                                      6,367,000
            American Re-Insurance Company                                          2,231,000
            RAM Reinsurance Company                                                2,024,000
            Other                                                                  4,281,000
                                                                         -----------------------
          Total                                                             $     22,711,000
                                                                         =======================

      The Company did not have recoverables in excess of 3% of stockholders' equity from any single reinsurer.

      The Company's  insured gross and net principal and interest  outstanding was $472,161,000  and  $433,587,000, respectively, as of December 31, 2005.

16. Financial Instruments (continued)

      FGIC is authorized to do business in 50 states,  the District of Columbia,  the  Commonwealth of Puerto Rico,
      the U.S.  Virgin Islands and in the United  Kingdom.  Principal  insured  outstanding at December 31, 2005 by state, net of reinsurance, was as follows:

                                                          Net Principal
                                                           Outstanding
                                                      ----------------------

California                                              $     32,882,000
New York                                                      21,265,000
Pennsylvania                                                  15,952,000
Florida                                                       15,483,000
Illinois                                                      13,049,000
Texas                                                         12,223,000
New Jersey                                                    10,883,000
Michigan                                                       8,311,000
Ohio                                                           6,903,000
Washington                                                     6,359,000
                                                      ----------------------
                                                             143,310,000

All other states                                              71,809,000
Mortgage and asset-backed                                     54,262,000
International                                                  5,946,000
                                                      ----------------------
Total                                                   $    275,327,000
                                                      ======================

17. Commitments

The Company  leases  office space and  equipment  under  operating  lease  agreements  in the United States and the
United  Kingdom.  Rent expense under  operating  leases for the years ended  December 31, 2005 and 2004 and for the period from December 18, 2003 through  December 31, 2003 and January 1, 2003 through  December 17, 2003 was $3,631,
$3,070, $90, and $3,210, respectively. Future payments associated with these leases are as follows:

                                                             Operating Lease
                                                               Commitment
                                                                 Amount
                                                         ------------------------
Year:
   2006                                                          $  3,141
   2007                                                             3,119
   2008                                                             1,968
   2009                                                               412
   2010                                                               412
   2011 and thereafter                                              1,496
                                                         ------------------------
                                                         ------------------------
Total minimum future rental payments                              $10,548
                                                         ========================

In connection  with the  Transaction,  the Company  entered into a capital lease with a related party (an affiliate of GE Capital),  covering  leasehold  improvements and computer  equipment to be used at its  headquarters.  At the lease  termination  date of June 30, 2009, the Company will own the leased  equipment.  Future payments  associated with this lease are as follows:

                                                             Operating Lease
                                                               Commitment
                                                                 Amount
                                                         ------------------------
Year ending December 31:
   2006                                                            $1,570
   2007                                                             1,545
   2008                                                             1,391
   2009                                                               265
                                                         ------------------------
                                                         ------------------------
Total                                                               4,771
Less interest                                                         509
                                                         ------------------------
                                                         ------------------------
Present value of minimum lease payments                            $4,262
                                                         ========================

18. Comprehensive Income

Accumulated  other  comprehensive  (loss)  income of the Company  consists of net  unrealized  gains on  investment
securities,   foreign  currency  translation  adjustments,   and  a  cash  flow  hedge.  The  components  of  other
comprehensive  income for the years ended  December  31, 2005 and 2004 and for the periods  from  December 18, 2003 through December 31, 2003, and January 1, 2003 through December 17, 2003 are as follows:

                                                                        Year ended December 31, 2005
                                                                  ------------------------------------------
                                                                     Before         Tax          Net of
                                                                      Tax                          Tax
                                                                     Amount                      Amount
                                                                  ------------------------------------------
                                                                  ------------------------------------------

Unrealized holding losses arising during the year                   $  (36,050)   $  12,566      $ (23,484)
Less reclassification adjustment for gains realized
   in net income                                                          (101)          35            (66)
                                                                  ------------------------------------------
                                                                  ------------------------------------------
Unrealized losses on investments                                       (36,151)      12,601        (23,550)
Foreign currency translation adjustment                                 (8,454)       2,922         (5,532)
                                                                  ------------------------------------------
                                                                  ------------------------------------------
Total other comprehensive loss                                      $  (44,605)   $  15,523      $ (29,082)
                                                                  ==========================================

                                                                        Year ended December 31, 2004
                                                                  ------------------------------------------
                                                                     Before         Tax          Net of
                                                                      Tax                          Tax
                                                                     Amount                      Amount
                                                                  ------------------------------------------
                                                                  ------------------------------------------

Unrealized holding gains arising during the year                    $  14,928     $  (5,225)     $   9,703
Less reclassification adjustment for gains realized
   in net income                                                         (559)          196           (363)
                                                                  ------------------------------------------
                                                                  ------------------------------------------
Unrealized gains on investments                                        14,369        (5,029)         9,340
Foreign currency translation adjustment                                 6,286        (2,200)         4,086
                                                                  ------------------------------------------
                                                                  ------------------------------------------
Total other comprehensive income                                    $  20,655     $  (7,229)     $  13,426
                                                                  ==========================================

18. Comprehensive Income (continued)

                                                                    Period from December 18, 2003 through
                                                                              December 31, 2003
                                                                  ------------------------------------------
                                                                  ------------------------------------------
                                                                     Before         Tax          Net of
                                                                      Tax                          Tax
                                                                     Amount                      Amount
                                                                  ------------------------------------------
                                                                  ------------------------------------------

Unrealized holding gains arising during the period                     $3,168       $(1,109)       $2,059
Less reclassification adjustment for gains realized
   in net income                                                            -             -             -
                                                                  ------------------------------------------
                                                                  ------------------------------------------
Unrealized gains on investments                                         3,168        (1,109)        2,059
                                                                  ------------------------------------------
                                                                  ------------------------------------------
Total other comprehensive income                                       $3,168       $(1,109)       $2,059
                                                                  ==========================================

                                                                         Period from January 1, 2003
                                                                          through December 17, 2003
                                                                  ------------------------------------------
                                                                  ------------------------------------------
                                                                     Before         Tax          Net of
                                                                      Tax                          Tax
                                                                     Amount                      Amount
                                                                  ------------------------------------------
                                                                  ------------------------------------------

Unrealized holding gains arising during the period                 $   30,853    $  (10,798)    $   20,055
Less reclassification adjustment for gains realized
   in net income                                                      (31,506)       11,027        (20,479)
Unrealized losses on investments                                         (653)          229           (424)
Foreign currency translation adjustment                                 6,565        (2,298)         4,267
                                                                  ------------------------------------------
                                                                  ------------------------------------------
Total other comprehensive income                                   $    5,912    $   (2,069)    $    3,843
                                                                  ==========================================

19. Quarterly Financial Information (Unaudited)

                                                        Three months ended                    Year ended
                                     ---------------------------------------------------------
                                     ---------------------------------------------------------
                                        March 31,      June 30,   September 30, December 31, December 31,
                                          2005           2005          2005         2005         2005
                                     ----------------------------------------------------------------------
                                     ----------------------------------------------------------------------

Gross premiums written                   $84,404       $131,335       $96,787      $97,676      $410,202
Net premiums written                      82,609        113,305        92,331       92,809       381,054
Net premiums earned                       52,633         61,907        54,794       55,235       224,569
Net investment income and net
realized gains                            27,558         28,389        30,117       31,109       117,173
Other income (expense)                       426             90           402         (323)          595
Total revenues                            80,617         90,386        85,313       86,021       342,337
Losses and loss adjustment expenses       (2,611)        (3,066)       20,693        3,490        18,506
Income before taxes                       71,100         81,377        48,783       70,274       271,534
Net income                                53,306         59,992        39,407       53,721       206,426

                                                        Three months ended                    Year ended
                                     ---------------------------------------------------------
                                     ---------------------------------------------------------
                                        March 31,      June 30,   September 30, December 31, December 31,
                                          2004           2004          2004         2004         2004
                                     ----------------------------------------------------------------------
                                     ----------------------------------------------------------------------

Gross premiums written                   $56,395       $106,457       $87,869      $72,854      $323,575
Net premiums written                      53,649        105,645        87,072       67,512       313,878
Net premiums earned                       31,202         53,151        49,760       40,836       174,949
Net investment income and net
realized gains                            24,198         22,611        24,466       26,993        98,268
Other income (expense)                       317            240           117           62           736
Total revenues                            55,717         76,002        74,343       67,891       273,953
Losses and loss adjustment expenses          664         (1,070)        6,725         (397)        5,922
Income before taxes                       48,208         64,839        56,713       55,759       225,519
Net income                                38,304         48,393        41,954       41,435       170,086